SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


       Date of Report (Date of earliest event reported) October 10,1997
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


DELAWARE                           0-24708                      47-0702918
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                        10228 "L" Street, Omaha, NE 68127
                        ---------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

AMCON Distributing Company ("AMCON"), a Delaware corporation and Marcus Distributors, Inc., a Missouri corporation ("Marcus")are parties to an Agreement of Sale and Purchase of assets dated September 6, 1997 (the "Purchase Agreement").

On October 10, 1997, upon terms set forth in the Purchase Agreement, AMCON completed its purchase of all saleable inventory and certain furniture, fixtures and equipment from Marcus for a purchase price of $2.8 million, subject to post-Closing adjustments as defined in the Purchase Agreement. There are no material relationships between AMCON and Marcus and the purchase price was determined by arm's-length negotiations. Funding for the acquisition was provided through borrowings under the Company's revolving line of credit with a bank (the "Facility"). The maximum amount available under the Facility was increased from $13 million to $18 million to accommodate the acquisition.

On September 15, 1997, AMCON and Marcus issued a press release announcing that the two parties had entered into the Purchase Agreement. On October 24, 1997, AMCON and Marcus issued a press release announcing consummation of the transactions contemplated by the Purchase Agreement. Both of the press releases noted above are filed herewith as exhibits and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

         (c)       The following items are filed with this report:


           EXHIBIT NO.          DESCRIPTION

           2.1 Purchase Agreement dated September 6, 1997 by and among AMCON Distributing Company and Marcus Distributors, Inc.

           99.1 Press release dated September 15, 1997 issued by AMCON Distributing Company and Marcus Distributors, Inc.


           99.2 Press release dated October 24, 1997 issued by AMCON Distributing Company and Marcus Distributors, Inc.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)



Date:     October 24, 1997      By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Treasurer & Chief Financial
                                           Officer




                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

2.1 Purchase Agreement dated September 6, 1997 by and among AMCON Distributing Company and Marcus
                 Distributors, Inc.

99.1 Press release dated September 15, 1997 issued by AMCON Distributing Company and Marcus Distributors, Inc.

99.1 Press release dated October 22, 1997 issued by AMCON Distributing Company and Marcus Distributors, Inc.